UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             June 5, 2002
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


       Delaware                          0-22624              05-0473908
       Delaware                          1-11432              05-0475617
       Delaware                          1-11436              22-3182164
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(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:       (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

Item 5.  Other Events.
         ------------

       On June 5, 2002, Foamex International Inc. (the "Company") issued a press release announcing (i) a price increase, (ii) the recording of an adjustment to its valuation allowance for deferred income tax assets, and (iii) the election of a new director.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits

              Exhibit Description

              99    Press release of Foamex International Inc., dated June 5,
                    2002.

              99.1 Presentation Materials of Foamex International Inc. and Foamex L.P., dated June 6, 2002.

Item 9.  Regulation FD Disclosure.
         ------------------------

       On June 6, 2002, the Company and Foamex L.P. gave a presentation to a group of financial analysts. The materials used in the presentation are attached hereto as Exhibit 99.1.

       The matters described in this filing contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. The use of words in this document, such as "anticipates," "intends," "plans," "believes," "estimates," "expects" and similar expressions, is done to identify forward-looking statements. The Company and Foamex L.P. have based these forward-looking statements on their current expectations and projections about future results, and the actual results may differ materially from those anticipated in such statements. Forward-looking statements are affected by risks, uncertainties and assumptions that the Company and Foamex L.P. make about, among other things, their ability to implement customer selling price increases in response to higher raw material costs, raw material price increases, general economic conditions, conditions in the capital markets, the interest rate environment, the level of automotive production, carpet production, furniture and bedding production and housing starts, the completion of various restructuring/consolidation plans, the achievement of management's business plans, their capital and debt structure (including various financial covenants), effective tax rates, realization of deferred tax assets, litigation and changes in environmental legislation and environmental conditions and other factors mentioned in their documents filed with the Securities and Exchange Commission. Readers should be aware that any forward-looking statement made in this filing, or elsewhere, speaks only as of the date on which it is made. The Company and Foamex L.P. assume no obligation to update such information.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2002

                                  FOAMEX INTERNATIONAL INC.


                                  By:  /s/ Michael D. Carlini
                                       -----------------------------------------
                                       Name:  Michael D. Carlini
                                       Title: Senior Vice President - Finance,
                                              Chief Accounting Officer


                                  FOAMEX L.P.
                                       By:    FMXI, INC.,
                                              its Managing General Partner

                                       By:    /s/ Michael D. Carlini
                                              ----------------------------------
                                              Name:   Michael D. Carlini
                                              Title:  Vice President

                                INDEX TO EXHIBITS


99.      Press release of Foamex International Inc., dated June 5, 2002.

99.1 Presentation Materials of Foamex International Inc. and Foamex L.P., dated June 6, 2002